EXHIBIT 21

JACOBS ENGINEERING GROUP INC.

LIST OF SUBSIDIARIES

The following table sets forth all subsidiaries of the Company other than subsidiaries that, when considered in the aggregate, would not constitute a significant subsidiary, including the percentage of issued and outstanding voting securities beneficially owned by the indicated company.

Jacobs Government Services Company, a corporation of California	100.00%
Jacobs Field Services North America Inc., a corporation of Texas	100.00%
Jacobs Maintenance, Inc., a corporation of Louisiana	100.00%
Jacobs Consultancy Inc., a corporation of Texas	100.00%
Jacobs P&C US Inc., a corporation of Delaware	100.00%
Jacobs P&C Inc., a corporation of Delaware	100.00%
Jacobs PSG Inc., a corporation of Delaware	100.00%
Jacobs Minerals, Inc., a corporation of Delaware	100.00%
DSI Constructors Inc., a corporation of Delaware	100.00%
Jacobs Professional Services Inc., a corporation of Delaware	100.00%
Jacobs Field Services Americas Inc., a corporation of Delaware	100.00%
Jacobs Eagleton LLC, a limited liability company of Texas	100.00%
Jacobs Engineering Inc., a corporation of Delaware	100.00%
Jacobs Australia Holdings Company Pty Ltd, a corporation of Australia	100.00%
Sinclair Knight Merz Management Pty Ltd, a corporation of Australia	100.00%
Jacobs Group Australia Holdings Ltd, a corporation of Australia	100.00%
Sinclair Knight Merz EPC Pty Ltd, a corporation of Australia	100.00%
Jacobs Group (Australia) Pty Ltd, a corporation of Australia	100.00%
Redecon Australia Pty Ltd, a corporation of Australia	100.00%
Jacobs E&C Australia PTY Ltd, a corporation of Australia	100.00%
Jacobs Project Management Australia PTY Ltd, an corporation of Australia,	100.00%
Jacobs Architecture (Australia) Pty Ltd, a corporation of Australia	100.00%
SKM Investments Australia Pty Ltd, a corporation of Australia	100.00%
Sinclair Knight Merz (Thailand) Co Limited, a corporation Thailand	49.00%
Seatec International Co Ltd, a corporation of Thailand	100.00%
Jacobs Projects (Philippines) Inc., a corporation of the Philippines	100.00%
Sinclair Knight Merz Consulting (India) Private Ltd, a corporation of India	100.00%
Sinclair Knight Merz (Ireland) Ltd, a corporation of the Republic of Ireland	100.00%
Merz Pacific Inc., a corporation of Guam	100.00%
Sinclair Knight Merz Inc, a corporation of Delaware	100.00%
Sinclair Knight Merz (NZ) Holdings Ltd, a corporation of New Zealand	100.00%
Jacobs New Zealand Limited, a corporation of New Zealand	100.00%
Sinclair Knight Merz (Fiji) Ltd, a corporation of Fiji	99.9%
PT Jacobs Group Indonesia, a corporation of Indonesia	99.5%
Sinclair Knight Merz International Holdings LLC, a limited liability company of Delaware	100.00%
Sinclair Knight Merz (Europe) Ltd, a corporation of England and Wales	100.00%
Jacobs Chile S.A., a corporation of Chile	100.00% (1)*

EXHIBIT 21

Enviros Group Limited, a corporation of England and Wales	100.00%
Enviros Limited, a corporation of England and Wales	100.00%
Enviros Management Services Limited, a corporation of England and Wales	100.00%
Aspinwall & Co Limited, a corporation of England and Wales	100.00%
Colin Buchanan & Partners Ltd, a corporation of England and Wales	100.00%
Colin Buchanan & Partners Hong Kong Ltd, a Special Administrative Region company of Hong Kong	100.00%
Colin Buchanan & Partners China Co Ltd, a company of the People’s Republic of China	100.00%
Sinclair Knight Merz Pakistan (PVT) Limited, a corporation of Pakistan	100.00%
Sinclair Knight Merz Guinea SARL, a corporation of the Republic of Guinea	100.00%
Sinclair Knight Merz (Liberia) LLC, a limited liability company of the Republic of Liberia	100.00%
Sinclair Knight Merz (Kenya) Ltd, a corporation of Kenya	100.00% (2)*
Sinclair Knight Merz LLC (Oman), a limited liability company of the Sultanate of Oman	65.00%
Sinclair Knight Merz (Rus), a corporation of Russia	100.00%
Sinclair Knight Merz Poland Sp z o.o, a corporation of Poland	100.00%
Jacobs Colombia S.A.S., a corporation of Colombia	100.00%
Sinclair Knight Merz Servicos Limitada, a corporation of Brazil	100.00%
Sinclair Knight Merz (South Africa) (Pty) Ltd, a corporation of South Africa	100.00%
Sinclair Knight Merz (France) S.A.R.L., a corporation of France	100.00%
Jacobs Engineering Group Malaysia Sdn Bhd, a corporation of Malaysia	100.00%
Jacobs Consulting Services Sdn Bhd, a corporation of Malaysia	100.00%
Perunding Mahir Bersatu Sdn Bhd, a corporation of Malaysia	100%
Jacobs Engineering Services Sdn Bhd, a corporation of Malaysia	100.00%
Sinclair Knight Merz (Hong Kong) Limited, a corporation of Hong Kong	100.00%
Sinclair Knight Merz International (Hong Kong) Ltd, a corporation of Hong Kong	100.00%
Sinclair Knight Merz (China) Co Ltd, a corporation of the People’s Republic of China	100.00%
Sinclair Knight Merz (Singapore) Pte Ltd, a corporation of Singapore	100.00%
SKM (Singapore) Pte Ltd, a corporation of Singapore	100.00%
CODE International Assurance Ltd., a corporation of Nevada	100.00%
Gibb Africa Consulting Engineers Ltd a limited corporation of Cyprus	100.00%
Gibb-Africa International Ltd a limited corporation of Cyprus	100.00%
Gibb (Botswana) Pty a corporation of Africa	100.00%
Gibb (Lesotho) PTY a corporation of Africa	100.00%
Jacobs Engineering SA, a corporation of Morocco	50.00%
Transportation Engineering and Management Consultants Maroc, a corporation of Morocco (Short name: Team Maroc)	100.00%
Jacobs Engineering España, S.L., a corporation of Spain	100.00%
Jacobs Luxembourg Finance company Sarl, a Corporation of Luxembourg	100.00%
Jacobs Engineering, SA de db, a corporation of Belgium	100.00%
Jacobs Spain S.L., a corporation of Spain	100.00%
Jacobs Europe Holdco Limited, a corporation of England and Wales	100.00%
Jacobs UK Holdings Limited, a corporation of England and Wales	100.00%
Jacobs Switzerland GmbH, a corporation of Switzerland	100.00%

EXHIBIT 21

Jacobs U.K. Limited, a corporation of England and Wales	100.00%
Jacobs Process Limited, a corporation of England and Wales	100.00%
Jacobs E&C Limited, a corporation of England and Wales	100.00%
Jacobs E&C International Limited, a corporation of England and Wales	100.00%
Jacobs Matasis (Pty) Ltd., a corporation of South Africa	74.00%
Jacobs Field Services Limited, a corporation of England and Wales	100.00%
L.E.S Construction Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering India Private Limited, a corporation of India	100.00% (3)*
HGC Constructors Private Ltd., a corporation of India	80.00%
Sula Systems Ltd, a corporation of England and Wales	100.00%
Thistle Water Ltd., a corporation of England and Wales	30.00%
Jacobs Engineering UK Limited, a corporation of England and Wales	100.00%
Jacobs Stobbarts Ltd, a corporation of England and Wales	100.00%
Cumbria Nuclear Solutions Limited, a corporation of England and Wales	16.66%
Gibb Overseas (Jersey), a corporation of Jersey	100.00%
Gibb Overseas Limited, a corporation of England and Wales	100.00%
Jacobs Consultancy Ltd., a corporation of England and Wales	100.00%
Jacobs Industrial Services U.K. Ltd, a corporation of England and Wales	100.00%
Lindsey Engineering Services Ltd, a corporation of England and Wales	100.00%
Gibb Holdings Ltd., a corporation of England and Wales	100.00%
Gibb Tanacsadasi Kft, a corporation of Hungary	100.00%
Jacobs One Limited, a corporation of Scotland	100.00%
Jacobs European Holdings Limited, a corporation of England and Wales	100.00%
Inspire Defence Ltd, a corporation of England and Wales	100.00%
Partners for Infrastructure Ltd, a corporation of England and Wales	100.00%
Allott & Lomax (Hong Kong) Limited, a corporation of Hong Kong	100.00%
Jacobs SKM Ltd, a corporation of England and Wales	100.00%
LeighFisher UK Ltd, a corporation of England and Wales	100.00%
Babtie International Limited, a corporation of Scotland	100.00%
Babtie Shaw & Morton Ltd, a corporation of Scotland	100.00%
Boxinye Ltd, a corporation of the Republic of Ireland	100.00%
Ringway Babtie Limited, a corporation of England and Wales	25.00%
Le Crossing Company Limited, a corporation of England Wales	57.14%
Jacobs China Limited, a Hong Kong corporation	100.00%
Jacobs Macau Limited, a Macau corporation	100.00%
BEAR Scotland Limited, a corporation of Scotland	25.00%
Growing Concern Scotland Limited	100.00%
Ringway Jacobs Limited, a corporation of England and Wales	50.00%
Babtie Asia Technical & Management Consultants SdnBhn, a corporation of Malaysia	100.00%
WUXI Babtie Engineering Consultants Co Ltd, a corporation of China	100.00%
JacobsGIBB Limited, a corporation of England and Wales	100.00%
Gibb Ltd, a corporation of England and Wales	100.00%
Westminster & Earley Services Ltd, a corporation of England and Wales	100.00%
Jacobs Engineering Ireland Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Lend Lease Ireland Ltd, a corporation of the Republic of Ireland	50.00%

EXHIBIT 21

Jacobs Engineering Deutschland GmbH, a German corporation	100.00%
Jacobs Projects GmbH, a German corporation	100.00%
Jacobs Belgïe N.V., a corporation of Belgium	100.00%
Jacobs Nederland B.V. a corporation of the Netherlands	100.00%
Jacobs Advanced Manufacturing B.V., a corporation of the Netherlands	100.00%
Jacobs Russia LLC, a limited liability company of Russia	100.00%
Jacobs Nuclear Engineering Services Private Ltd., a corporation of India	100.00%
Jacobs Norway AS, a corporation of Norway	100.00%
Sinclair Knight Merz IRH SpA, a corporation of Chile	100.00%
Jacobs Peru S.A., a corporation of Peru	100.00%
Chemetics Inc., a corporation of Canada	100.00%
Jacobs Sverige A.B., a corporation of Sweden	100.00%
Neste Jacobs OY, a corporation of Finland	40.00%
Neste Jacobs ab, a corporation of Sweden	100.00%
Kiinteisto E OY, a corporation of Finland	0.77%
US Active OY, a corporation of Finland	100.00%
Jacobs International, Limited, Inc., a corporation of Panama	100.00%
Jacobs International Limited, a corporation of the Republic of Ireland	100.00%
Jacobs Luxembourg, S.a.r.l., a corporation of Luxembourg	100.00%
Jacobs Holding France SAS, a corporation of France	100.00%
Jacobs France SAS, a corporation of France	100.00%
Jacobs Italia, SpA, an corporation of Italy	100.00%
Jacobs Nucléaire SAS, a corporation of France	100.00%
Jacobs Morocco SARLAU, a corporation of Morocco	100.00%
JEM Field Professional Services SA DE CV, a corporation of Mexico	100.00%
Jacobs Brazil Limited Inc. a corporation of Texas	100.00%
Jacobs Brasil Holdings S.A. (0.01% Jacobs Brazil Limited) a corporation of Brazil	99.99%
Jacobs Participacoes Ltda (0.01% Jacobs Brazil Limited) a corporation of Brazil	99.99%
Guimar Engenharia Ltda. a limited liability company of Brazil	45.00%
JEG Acquisition Company Limited, a corporation of England and Wales	100.00%
AWEML, a corporation of England and Wales	33.33%
Jacobs, Zamel and Turbag Consulting Engineers Company, a professional services partnership of Saudi Arabia	75.00%
Jacobs International Holdings Inc., a corporation of Delaware	100.00%
Jacobs Hellas A.E. a corporation of Greece	100.00%
Jacobs Puerto Rico Inc., a corporation of Puerto Rico	100.00%
Jacobs Panama Inc., a corporation of Panama	100.00%
Jacobs Pan-American Corporation, a corporation of Panama	100.00%
Jacobs Holdings Singapore Pte. Limited., a corporation of Singapore	100.00%
Jacobs Constructors Singapore Pte. Limited, a corporation of Singapore	100.00%
Jacobs Engineering Singapore Pte. Limited, a corporation of Singapore	100.00%
Consulting Engineering Services (India) Private Limited, a corporation of India	99.22%
Consulting Engineering Services LLC, a limited liability company a Sultanate of Oman	65.00%
Jacobs Projects (Shanghai) Co., Ltd., a corporation of the Peoples Republic of China	100.00%
Suzhou Hans Chemical Engineering Co. Ltd. a corporation of the Peoples Republic of China	100.00%

EXHIBIT 21

Jacobs Engineering (Suzhou) Co., Ltd, a corporation of the Peoples Republic of China	100.00%
Jacobs Construction Engineering Design Consulting (Shanghai) Co., Ltd., a corporation of the Peoples Republic of China	100.00%
Jacobs Engineering LLC, a limited liability company of Singapore	100.00%
Jacobs Services SEA Pte Ltd, a corporation of Singapore	100.00%
Jacobs Canada Inc., a corporation of Canada	100.00%
Jacobs Architecture Canada Inc., a corporation of Canada	100.00%
Jacobs Consultancy Canada Inc., a corporation of Canada	100.00%
Jacobs Industrial Services Limited, a corporation of Canada	100.00%
Jacobs DCSA Saudi Arabia Limited, a limited corporation of Saudi Arabia	60.00%
JFSL Field Services Ltd., a corporation of Canada	100.00%
JFSL Construction Services Inc., a corporation of Canada	100.00%
JFSL Fabrication Services Inc., a corporation of Canada	100.00%
Milestone Construction Inc. a limited corporation of Canada	100.00%
Delta Hudson Ltd, a limited corporation of Cyprus	100.00%
Catalytic Maintenance Ltd, a limited corporation of Cyprus	100.00%
Jacobs Advisers Inc., a corporation of California	100.00% (4)*
Jacobs Civil Consultants Inc., a corporation of New York	100.00%
JE Professional Resources Inc., a corporation of California	100.00%
Jacobs Technology Inc., a corporation of Tennessee	100.00%
Innovative Test Asset Solutions LLC, a limited liability company of Tennessee	100.00%
Federal Network Systems LLC, a limited liability company of Delaware	100.00%
Jacobs Australia Pty limited, a corporation of Australia	100.00%
Unique World Group Pty Limited, a corporation of Australia	100.00%
XUWH Pty Limited, a corporation of Australia	100.00%
Unique World Pty Limited, a corporation of Australia	100.00%
XUC Pty Limited, a corporation of Australia	100.00%
CAC Management, LLC, a limited liability company of New Jersey	100.00%
DM Petroleum Operations Company, a corporation of Louisiana	80.00%
RL Phillips, Inc. a corporation of Delaware	100.00%
Sytel, Inc. a corporation of Maryland	100.00%
Automotive Testing Operations, LLC, a limited liability company of Delaware	100.00%
Value Engineering and Management, Inc., a corporation of New Jersey	100.00%
Jacobs Industrial Services Inc., a corporation of Delaware	100.00%
CRSS International Inc., a corporation of South Carolina	100.00%
Jacobs Engineering New York Inc., a corporation of New York	100.00%
Jacobs Telecommunications Inc., a corporation of New Jersey	100.00%
Edwards and Kelcey Caribe Inc., a corporation of Puerto Rico	100.00%
Jacobs Consultants, Inc., a corporation of Delaware	100.00%
Edwards and Kelcey Architectural and Design Services, a corporation of New Jersey	100.00%
Edwards and Kelcey Design Services Inc., an corporation of Illinois	100.00%
JE Architects/Engineers, P.C., a professional corporation New York	100.00%
EK Design Services Ohio, a corporation of Ohio	100.00%
EK Design Services, Inc., a corporation of Florida	100.00%
Iffland Kavanagh Waterbury, P.L.L.C., a limited liability company of New York	100.00%
Edwards and Kelcey Partners LLP, a corporation of New Jersey	99.00%
Edwards and Kelcey Puerto Rico LLP a corporation of New Jersey	94.00%

EXHIBIT 21

Jacobs Project Management Co., a corporation Delaware	100.00%
Sverdrup of Canada ULC a corporation of Canada	100.00%
VEI Inc., a corporation of Texas	100.00%
Traffic Services, Inc., a corporation of New Jersey	100.00%
Sverdrup Hydro Projects, Inc., a corporation of Missouri	100.00%
JEG Architecture Nevada, Inc., a corporation of Nevada	100.00%
JE Associates, Inc., a corporation of Missouri	100.00%
Jacobs Architects/Engineers, Inc., a corporation of Delaware	100.00%
Jacobs Engineering Company, a corporation of California	100.00%
Bechtel Jacobs Company LLC, a limited liability company of Delaware	40.00%
LeighFisher Inc., a corporation of Delaware	100.00%
LeighFisher Canada Inc., a corporation of Canada	100.00%
LeighFisher Ecuador S.A., an corporation of Ecuador	100.00%
LeighFisher Holdings Ltd. a corporation of England and Wales	100.00%
LeighFisher Ltd., a corporation of England and Wales	100.00%
LeighFisher Switzerland Gmbh, a corporation of Switzerland	100.00%
LeighFisher India Private. Ltd., a corporation of India	100.00%
KlingStubbins Inc., a corporation of Delaware	100.00% (5)*
TSA of Massachusetts LLP a corporation of Massachusetts	100.00%
LeighFisher B.V., a corporation of the Netherlands	100.00%
Sverdrup Asia Limited, a corporation of India	100.00%
Jacobs Engineering Malaysia Sdn Bhd, a corporation of Malaysia	100.00%
Jacobs Engineering de México, S.A. de C.V., a corporation of Mexico	100.00%
Jacobs Engineering and Construction (Thailand) Limited, a corporation of Thailand	99.98%
Sverdrup Jacobs Services, Inc., a corporation of California	100.00%

EXHIBIT 21

(1)	*Ownership is divided between Jacobs Norway AS (25.1%), Sinclair Knight Merz (Europe) Ltd. (74.7%) and Jacobs Nederland B.V. (0.2%)

(2)	*Ownership divided between Sinclair Knight Merz (Europe) Ltd. (50%) and Sinclair Knight Merz (NZ) Holdings Ltd (50%)

(3)	*Ownership is divided between Jacobs Engineering Inc. and Jacobs U.K. Limited

(4)	*Ownership is divided between Jacobs Engineering Inc. and Jacobs Canada Inc.

(5)	*An affiliated company